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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event report) July 17, 2006.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

       0-26366                                          23-2812193
       --------                            ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA                 19072
---------------------------------------------                 ------
 (Address of Principal Executive Office)                     (Zip Code)

                                  610-668-4700
                                  ------------
                (Issuer's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Change Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

         |_| Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

Effective July 17, 2006, Royal Bancshares of Pennsylvania, Inc. reported the approval by the Pennsylvania Department of Banking for a separate charter for Royal Asian Bank. Previously Royal Asian Bank operated as a division of Royal Bank America. This approval makes Royal Asian Bank a wholly-owned bank subsidiary of Royal Bancshares of Pennsylvania, which now becomes a two-bank holding company.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Dated: July 20, 2006              /s/ Jeffrey T. Hanuscin
                                  -----------------------
                                  Jeffrey T. Hanuscin
                                  Chief Financial Officer